MUNIYIELD
                                                              NEW YORK
                                                              INSURED
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MuniYield New York Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield New York Insured Fund II, Inc. earned $0.416 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.43%, based on a month-end per share net asset value of $15.44. Over the same period, the total investment return on the Fund's Common Stock was +0.98%, based on a change in per share net asset value from $15.82 to $15.44, and assuming reinvestment of $0.417 per share ordi nary income dividends and $0.112 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.49%; Series B, 3.18%; Series C, 4.07%; and Series D, 3.09%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and insti tutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

For the six months ended April 30, 1999, we managed the Fund with the intention of seeking to sustain an appealing level of tax-exempt income while simultaneously providing an attractive total return. Throughout the period, our strategy was to maintain a fully invested position using any market rallies to sell aggressively structured bonds and buy larger coupon, defensively structured bonds. Our goal was to increase the Fund's income and to seek to mute any volatility in the Fund's net asset value.

Although the overall trend in interest rates was up for the six-month period, the municipal market was relatively impervious to the backup in taxable interest rates. The main reason for the outperformance of the municipal market was the favorable supply/demand relationship and the attractive valuation of municipal bonds relative to Treasury securities. Since these conditions still exist, we believe that municipal bonds will continue to do well compared to Treasury issues. We expect to stay fully invested with larger coupon bonds in an effort to increase tax-exempt income until there is sufficient evidence that interest rates have risen to a level not consistent with economic activity and the current low level of inflation.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rates reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

June 4, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield New York Insured Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield New York Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted     Shares Withheld
                                                                                    For           From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                         7,584,758          222,357
                                         James H. Bodurtha                      7,582,946          224,169
                                         Herbert I. London                      7,583,534          223,581
                                         Robert R. Martin                       7,583,141          223,974
                                         Arthur Zeikel                          7,583,538          223,577
-----------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                      7,576,664       96,378        134,071
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.     Adjourned      Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniYield New York Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted     Shares Withheld
                                                                                    For           From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:
                                         Series A                                  2,656               7
                                         Series B                                  1,849              12
                                         Series C                                    958               9
                                         Series D                                  1,165              34
-----------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                           2,640            7            16
                                         Series B                           1,861            1             0
                                         Series C                             966            0             2
                                         Series D                           1,113           86             0
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                         Series A                         Adjourned      Adjourned     Adjourned
                                         Series B                         Adjourned      Adjourned     Adjourned
                                         Series C                         Adjourned      Adjourned     Adjourned
                                         Series D                         Adjourned      Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differ ential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as der ivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                     (Note 1a)
------------------------------------------------------------------------------------------------------------------
NEW YORK-98.4%
------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 4,095   Albany County, New York, Airport Authority, Airport Revenue Bonds,
                           RITR, Series RI-97-7, 7.52% due 12/15/2023 (c)(f)                              $  4,829
------------------------------------------------------------------------------------------------------------------
A        A2        1,275   Battery Park City Authority, New York, Revenue Refunding Bonds,
                           Junior Series A, 5.80% due 11/01/2022                                             1,355

------------------------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO (General Improvement), Series A (a):
AAA      Aaa       3,020     4.50% due 2/01/2007                                                             3,071
AAA      Aaa       1,555     4.50% due 2/01/2008                                                             1,579
AAA      Aaa       1,605     4.75% due 2/01/2009                                                             1,650
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,065   Buffalo, New York, GO, Refunding, Series C, 4.25% due 12/01/2007 (a)              1,067
------------------------------------------------------------------------------------------------------------------
                           Buffalo, New York, GO (School), Series B (c):
AAA      Aaa       1,160     4.50% due 2/01/2007                                                             1,180
AAA      Aaa         605     4.50% due 2/01/2008                                                               614
AAA      Aaa         635     4.75% due 2/01/2009                                                               653
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,300   Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                           6% due 7/01/2013 (b)                                                              4,897
------------------------------------------------------------------------------------------------------------------
                           Huntington, New York, GO, Refunding (a):
NR*      Aaa         715     5.50% due 4/15/2010                                                               776
NR*      Aaa         485     5.50% due 4/15/2011                                                               526
NR*      Aaa         460     5.50% due 4/15/2012                                                               499
NR*      Aaa         455     5.50% due 4/15/2013                                                               494
NR*      Aaa         450     5.50% due 4/15/2014                                                               489
NR*      Aaa         450     5.50% due 4/15/2015                                                               489
------------------------------------------------------------------------------------------------------------------
                           Long Island Power Authority, New York, Electric System Revenue Bonds:
AAA      Aaa      10,000     Series A, 5.50% due 12/01/2023 (d)                                             10,507
A-       Baa1      5,000     Series A, 5.50% due 12/01/2029                                                  5,134
AAA      Aaa      14,300     Series A, 5.50% due 12/01/2029 (d)                                             14,747
A1+      VMIG1+    2,600     VRDN, Sub-Series 5, 4.25% due 5/01/2033 (g)                                     2,600
A1+      VMIG1+    2,800     VRDN, Sub-Series 7, 4.10% due 4/01/2025 (d)(g)                                  2,800
------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Commuter Facilities
                           Revenue Bonds:
AAA      Aaa       9,570     Series A, 6.375% due 7/01/2004 (d)(e)                                          10,805
AAA      Aaa      15,770     Series C-1, 5.375% due 7/01/2027 (b)                                           16,248
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,680   Metropolitan Transportation Authority, New York, Commuter Facilities
                           Revenue Refunding Bonds, Series B, 4.75% due 7/01/2026 (b)                        1,580
------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
DATES Daily Adjustable Tax-Exempt Securities
GO    General Obligation Bonds
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                     (Note 1a)
------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)
------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transit Facilities
                           Revenue Bonds:
AAA      Aaa     $ 2,000     Series A, 6.10% due 7/01/2006 (c)(e)                                         $  2,281
AAA      Aaa       2,400     Series A, 6.10% due 7/01/2006 (c)(e)                                            2,738
AAA      Aaa       2,500     Series C-1, 5.50% due 7/01/2022 (b)                                             2,618
AAA      Aaa      20,000     Series O, 6.375% due 7/01/2004 (d)(e)                                          22,582
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,555   Metropolitan Transportation Authority, New York, Transit Facilities
                           Revenue Refunding Bonds, Series A, 4.75% due 7/01/2021 (d)                        3,377
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,005   Mount Sinai, New York, Union Free School District, GO, Refunding,
                           6.20% due 2/15/2019 (a)                                                           1,169
------------------------------------------------------------------------------------------------------------------
                           Nassau County, New York, GO, Series P (b)(e):
AAA      Aaa       3,250     6.50% due 11/01/2004                                                            3,751
AAA      Aaa       3,685     6.50% due 11/01/2004                                                            4,253
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   New York City, New York, Cultural Resources Trust, Revenue
                           Refunding Bonds (Museum of Modern Art), Series A, 5.50% due 1/01/2021 (a)         3,139
------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding:
AAA      Aaa       2,000     Series B, 7% due 2/01/2017 (a)                                                  2,183
AAA      Aaa       2,000     Series B, 7% due 2/01/2018 (a)                                                  2,183
AAA      NR*      15,000     Series F, 5.375% due 8/01/2019 (d)                                             15,412
------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      333   New York City, New York, GO, VRDN, Series B, Sub-Series B-5,
                           4.10% due 8/15/2022 (d)(g)                                                          333
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,950   New York City, New York, Health and Hospital Corporation, Revenue
                           Refunding Bonds (Health System), Series A, 5.125% due 2/15/2014 (a)               6,116
------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Civic Facility Revenue Bonds:
NR*      Aaa         885     (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (d)            928
AAA      Aaa      12,500     (USTA National Tennis Center Project), 6.375% due 11/15/2014 (c)               13,958
------------------------------------------------------------------------------------------------------------------
NR*      A         7,485   New York City, New York, IDA, Special Facilities Revenue Bonds,
                           RITR, Series RI-6, 7.545% due 1/01/2024 (f)                                       8,381
------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and
                           Sewer System Revenue Bonds:
NR*      A1       11,000     RITR, Series 21, 6.97% due 6/15/2029 (f)                                       12,611
AA       Aaa       1,050     Series A, 5% due 6/15/2027 (b)                                                  1,024
------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance Authority, Water and
                           Sewer System Revenue Refunding Bonds:
AAA      Aaa       6,000     Series B, 5.25% due 6/15/2029 (a)                                               6,073
AAA      NR*      15,000     Series B, 5.25% due 6/15/2029 (c)                                              15,183
AAA      Aaa       1,750     Series D, 4.75% due 6/15/2025 (d)                                               1,648
AAA      Aaa       1,500     Series F, 5.50% due 6/15/2023 (d)                                               1,553
------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Transitional Finance Authority Revenue Bonds
                           (Future Tax Secured):
AA       Aa3       7,650     Series B, 5.125% due 11/01/2015                                                 7,806
AAA      Aaa       1,250     Series B, 4.75% due 11/15/2023 (b)                                              1,181
AAA      Aaa      10,000     Series B, 4.50% due 11/15/2027 (b)                                              9,020
NR*      VMIG1+    6,400     VRDN, Series C, 4.20% due 5/01/2028 (g)                                         6,400
------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                     (Note 1a)
------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)
------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
NR*      Aaa     $ 1,000     (Brooklyn Hospital Center), 5.10% due 2/01/2019 (a)(h)                       $    991
AAA      NR*       2,460     (Champlain Valley Physicians), 5% due 7/01/2017(j)                              2,454
AAA      Aaa       6,290     (City University), Third Generation Reserves, Series 1, 6.30%
                              due 7/01/2004 (a)(e)                                                           7,074
AAA      Aaa      11,165     (City University), Third Generation Reserves, Series 2, 6.875%
                              due 7/01/2004 (d)(e)                                                          12,911
AAA      Aaa       3,000     (City University System), Third Resolution, Series 1, 6.25%
                              due 7/01/2004 (a)(e)                                                           3,382
AAA      Aaa      12,000     (Memorial Sloan Kettering Cancer Center), 5.50%
                              due 7/01/2023 (d)                                                             12,835
A-       A3        2,340     (Mental Health Services Facilities Improvement), Series B, 6%
                              due 8/15/2016                                                                  2,620
AAA      Aaa       4,350     (Mental Health Services Facilities Improvement), Series F, 4.50%
                              due 8/15/2028 (a)                                                              3,912
AAA      Aaa       6,000     (Mount Sinai School of Medicine), Series A, 5.15%
                              due 7/01/2024 (d)                                                              6,119
AAA      Aaa       1,105     (New School of Social Research), 5.75% due 7/01/2026 (d)                        1,190
AAA      Aaa       2,000     (New York University), Series A, 5.75% due 7/01/2027 (d)                        2,219
NR*      Aaa       8,125     RIB, Series 1, 7.165% due 7/01/2027 (d)(f)                                      9,921
BBB-     Baa1      1,000     (State University Athletic Facilities), 7.25% due 7/01/2001 (e)                 1,092
AAA      Aaa       2,000     (State University Educational Facilities), Series B, 5.75%
                              due 5/15/2004 (b)(e)                                                           2,172
AAA      Aaa       5,000     (State University Educational Facilities), Series B, 4.75%
                              due 5/15/2028 (d)                                                              4,693
------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa       1,375     (Consolidated City University System), Second Generation, Series A,
                              5.75% due 7/01/2018 (c)                                                        1,517
AAA      Aaa       2,875     (Hamilton College), 4.75% due 7/01/2018 (d)                                     2,766
AAA      NR*       6,270     (Mental Health Services Facilities Improvement), Series C, 5.125%
                              due 2/15/2011 (d)                                                              6,520
AAA      NR*       4,480     (Mental Health Services Facilities Improvement), Series C, 5.125%
                              due 8/15/2011 (d)                                                              4,659
AAA      NR*       4,710     (Mental Health Services Facilities Improvement), Series C, 5.125%
                               due 8/15/2012 (d)                                                             4,863
AAA      Aaa      10,000     (Mental Health Services Facilities Improvement), Series D, 4.75%
                               due 2/15/2025 (d)                                                             9,418
AAA      Aaa       1,500     (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)               1,409
AAA      Aaa       4,500     (State University Educational Facilities), Series A, 5.875%
                              due 5/15/2011 (b)                                                              5,048
A-       A3        1,500     (State University Educational Facilities), Series A, 5.50%
                              due 5/15/2019                                                                  1,584
A-       A3        2,000     (State University Educational Facilities), Series A, 5.25%
                              due 5/15/2021                                                                  2,045
AAA      Aaa      16,160     (State University Educational Facilities), Series A, 4.75%
                              due 5/15/2025 (d)                                                             15,216
AAA      Aaa       1,000     (Wyckoff), Series H, 5.125% due 2/15/2008 (d)                                   1,054
------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,200   New York State Energy Research and Development Authority,
                           Facilities Revenue Bonds, RITR, Series 19, 7.77% due 8/15/2020 (f)                5,019
------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority,
                           Gas Facilities Revenue Bonds:
AAA      Aaa      12,000     (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024 (d)           13,060
AAA      Aaa       6,255     (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)            6,810
NR*      NR*      14,355     RITR, Series 9, 6.57% due 1/01/2021 (f)                                        15,577
------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR
                           (Niagara Mohawk Power Corporation Project) (g):
A1+      NR*         500     DATES, Series A, 4.20% due 7/01/2015                                              500
A1+      NR*         100     VRDN, AMT, Series B, 4.25% due 7/01/2027                                          100
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,600   New York State Energy Research and Development Authority,
                           PCR, Refunding (Rochester Gas and Electric Project), AMT,
                           Series B, 6.50% due 5/15/2032 (d)                                                 3,894
------------------------------------------------------------------------------------------------------------------
NR*      Aa1       5,000   New York State Environmental Facilities Corporation, PCR, RITR,
                           Series RI-1, 7.195% due 6/15/2014 (f)                                             5,795
------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                     (Note 1a)
------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)
------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 6,575   New York State Local Government Assistance Corporation, RITR, Series 22,
                           7.57% due 4/01/2024 (f)                                                         $ 7,739
------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       5,535     (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)          6,425
AAA      Aaa       2,695     (Health Center Project--Second Mortgage), Series A, 6.375%
                              due 11/15/2019 (a)                                                             3,070
AAA      Aaa       1,475     (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)                     1,648
AAA      Aaa          25     (Mental Health Services), Series A, 6% due 2/15/2025 (d)                           27
AAA      NR*       2,945     (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)                  3,356
AAA      Aaa          55     (Mental Health Services), Series E, 6.50% due 8/15/2015 (c)                        62
AAA      Aaa      12,250     (New York Hospital Mortgage), Series A, 6.50% due 2/15/2005 (a)(e)(h)          13,999
AAA      Aaa      12,850     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(e)(h)          14,883
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,200   New York State Medical Care Facilities, Finance Agency Revenue
                           Refunding Bonds (Hospital and Nursing Home), Series C,
                           6.375% due 8/15/2029 (d)(h)                                                       5,663
------------------------------------------------------------------------------------------------------------------
NR*      Aa2       3,270   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                           AMT, Series 44, 7.50% due 4/01/2026                                               3,552
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   New York State Mortgage Agency, Homeowner Mortgage Revenue
                           Refunding Bonds, Series 43, 6.45% due 10/01/2017 (d)(h)                           1,081
------------------------------------------------------------------------------------------------------------------
NR*      NR*       2,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                           7.07% due 10/01/2028 (f)                                                          2,252
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,400   New York State Thruway Authority, General Revenue Bonds, Series C,
                           6% due 1/01/2005 (b)(e)                                                           3,792
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,775   New York State Thruway Authority, Highway and Bridge Trust Fund
                           Revenue Bonds, Series A, 5% due 4/01/2009 (b)                                     2,908
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   New York State Thruway Authority, Service Contract Revenue Bonds
                           (Local Highway and Bridge), Series A-2, 5.375% due 4/01/2016 (d)                  2,083
------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds
                            (Correctional Facilities Service Contract), Series B (a):
AAA      Aaa       6,520     4.75% due 1/01/2018                                                             6,277
AAA      Aaa       7,135     4.75% due 1/01/2028                                                             6,699
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Niagara Falls, New York, GO (Water Treatment Plant), AMT,
                           7.25% due 11/01/2010 (d)                                                          1,227
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,260   North Country, New York, Development Authority, Solid Waste
                           Management System, Revenue Refunding Bonds, 6% due 5/15/2015 (c)                  1,419
------------------------------------------------------------------------------------------------------------------
                           North Hempstead, New York, GO, Refunding, Series B (b):
AAA      Aaa       1,745     6.40% due 4/01/2013                                                             2,059
AAA      Aaa         555     6.40% due 4/01/2017                                                               656
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,080   Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (b)                   1,171
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,665   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                           (Mohawk Valley), Series A, 5.20% due 2/01/2013 (c)                                1,712
------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AAA      Aaa       2,200     104th Series, 4.75% due 1/15/2026 (a)                                           2,082
AAA      Aaa       6,200     116th Series, 4.50% due 10/01/2018 (b)                                          5,788
AAA      Aaa      10,000     116th Series, 4.25% due 10/01/2026 (b)                                          8,712
AAA      Aaa       4,740     AMT, 117th Series, Second Installment, 4.75% due 11/15/2016 (b)                 4,586
------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                     (Note 1a)
------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)
------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series,
                           7.235% due 1/15/2017 (c)(f)                                                    $  4,597
------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    8,700   Port Authority of New York and New Jersey, Special Obligation
                           Revenue Refunding Bonds, Versatile Structure Obligation, VRDN,
                           Series 2, 4.20% due 5/01/2019 (g)                                                 8,700
------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Saint Lawrence County, New York, Industrial Development Civic
                           Facility Revenue Bonds (Saint Lawrence University Project),
                           Series A, 5.375% due 7/01/2018 (d)                                                2,571
------------------------------------------------------------------------------------------------------------------
                           Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA      Aaa       3,650     6.625% due 1/01/2012                                                            3,943
AAA      Aaa       3,120     6.50% due 1/01/2017                                                             3,361
------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, General Purpose
                           Revenue Refunding Bonds:
A+       Aa3       1,000     Series B, 5% due 1/01/2020                                                        997
AAA      Aaa       2,000     Series Y, 6.125% due 1/01/2021 (i)                                              2,301
------------------------------------------------------------------------------------------------------------------
BBB+     Baa1      4,000   Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds
                           (Convention Center Project), Series E, 7.25% due 1/01/2010                        4,696
------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York, Special
                           Obligation Revenue Refunding Bonds:
AAA      Aaa       1,030     6.25% due 1/01/2012 (a)                                                         1,101
AAA      Aaa       2,265     Series A, 5.125% due 1/01/2011 (d)                                              2,373
------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$551,169)--98.4%                                                                  576,497
Other Assets Less Liabilities--1.6%                                                                          9,293
                                                                                                          --------
Net Assets--100.0%                                                                                        $585,790
                                                                                                          ========
------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(h)   FHA Insured.
(i)   CAPMAC Insured.
(j)   Connie Lee Insured.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................    81.9%
AA/Aa................................................................     3.1
A/A..................................................................     5.7
BBB/Baa..............................................................     1.0
NR (Not Rated).......................................................     3.0
Other+...............................................................     3.7
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

Assets:        Investments, at value (identified cost--$551,168,935) (Note 1a)..                   $576,496,907
               Cash ............................................................                         24,372
               Interest receivable .............................................                     10,012,841
               Prepaid expenses and other assets ...............................                         57,051
                                                                                                   ------------
               Total assets ....................................................                    586,591,171
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
                 Dividends to shareholders (Note 1f) ...........................    $    502,502
                 Investment adviser (Note 2) ...................................         257,652        760,154
                                                                                    ------------
               Accrued expenses and other liabilities ..........................                         41,006
                                                                                                   ------------
               Total liabilities ...............................................                        801,160
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets ......................................................                   $585,790,011
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share
                 (6,960 shares of AMPS* issued and outstanding
                 at $25,000 per share liquidation preference) ..................                   $174,000,000
                 Common Stock, par value $.10 per share (26,668,886
                 shares issued and outstanding).................................    $  2,666,889
               Paid-in capital in excess of par.................................     381,622,646
               Undistributed investment income--net ............................       2,325,604
               Accumulated realized capital losses on investments--net..........        (153,100)
               Unrealized appreciation on investments--net......................      25,327,972
                                                                                    ------------

               Total--Equivalent to $15.44 net asset value per share of Common
               Stock (market price--$15.3125)...................................                    411,790,011
                                                                                                   ------------
               Total capital....................................................                   $585,790,011
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------

               *Auction Market Preferred Stock.

Statement of Operations

                                                                                       For the Six Months Ended
                                                                                                 April 30, 1999
---------------------------------------------------------------------------------------------------------------
Investment     Interest and amortization of premium and discount earned.........                   $ 15,530,179
Income
(Note 1d):
---------------------------------------------------------------------------------------------------------------
Expenses:      Investment advisory fees (Note 2)................................    $  1,473,593
               Commission fees (Note 4).........................................         211,241
               Transfer agent fees..............................................          65,815
               Accounting services (Note 2).....................................          59,474
               Professional fees................................................          38,592
               Custodian fees...................................................          16,396
               Listing fees.....................................................          15,492
               Printing and shareholder reports.................................          12,651
               Directors' fees and expenses.....................................          11,060
               Pricing fees.....................................................           8,153
               Other............................................................          16,733
                                                                                    ------------
               Total expenses ..................................................                      1,929,200
                                                                                                   ------------
               Investment income--net...........................................                     13,600,979
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Realized &     Realized gain on investments--net ...............................                      5,978,844
Unrealized     Change in unrealized appreciation on investments--net ...........                   (12,591,233)
Gain (Loss)                                                                                        ------------
on Investment  Net Increase in Net Assets Resulting from Operations ............                   $  6,988,590
--Net (Notes                                                                                       ============
1b, 1d & 3):
---------------------------------------------------------------------------------------------------------------

               See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

Statements of Changes in Net Assets

                                                                                   For the Six      For the
                                                                                   Months Ended    Year Ended
Increase (Decrease) in Net Assets:                                                April 30, 1999  Oct. 31, 1998
---------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net.....................................    $ 13,600,979   $ 26,653,137
                     Realized gain on investments--net..........................       5,978,844     15,690,747
                     Change in unrealized appreciation on investments--net......     (12,591,233)      (667,130)
                                                                                    ------------   ------------
                     Net increase in net assets resulting from operations.......       6,988,590     41,676,754
                                                                                    ------------   ------------
---------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock.............................................     (11,096,459)   (20,787,847)
Shareholders           Preferred Stock..........................................      (2,179,145)    (5,533,891)
(Note 1f):           Realized gain on investments--net:
                       Common Stock.............................................      (2,992,978)       (66,383)
                       Preferred Stock..........................................        (784,225)       (18,055)
                                                                                    ------------   ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders..............................     (17,052,807)   (26,406,176)
                                                                                    ------------   ------------
---------------------------------------------------------------------------------------------------------------
Capital Stock        Proceeds from issuance of Common Stock resulting
Transactions         from reorganization .......................................              --     83,897,738
(Notes 1e & 4):      Offering costs from issuance of Common Stock
                     resulting from reorganization .............................              --       (262,206)
                     Proceeds from issuance of Preferred Stock resulting
                     from reorganization .......................................              --     30,000,000
                     Value of shares issued to Common Stock shareholders
                     in reinvestment of dividends and distributions.............       1,196,443             --
                                                                                    ------------   ------------
                     Net increase in net assets derived from capital
                     stock transactions ........................................       1,196,443    113,635,532
                                                                                    ------------   ------------
---------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets....................      (8,867,774)   128,906,110
                     Beginning of period........................................     594,657,785    465,751,675
                                                                                    ------------   ------------
                     End of period*.............................................    $585,790,011   $594,657,785
                                                                                    ============   ============
---------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net.......................    $  2,325,604   $  2,000,229
                                                                                    ============   ============
---------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                      For the Six
The following per share data and ratios have been derived             Months Ended       For the Year Ended October 31,
from information provided in the financial statements.                  April 30,   ---------------------------------------
Increase (Decrease) in Net Asset Value:                                   1999        1998      1997       1996        1995
------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period.........   $  15.82    $  15.18  $  14.53   $  14.63    $  13.13
Operating                                                               --------    --------  --------   --------    --------
Performance:            Investment income--net.......................        .51        1.05      1.08       1.04        1.07
                        Realized and unrealized gain (loss) on
                        investments--net.............................       (.25)        .66       .66       (.09)       1.50
                                                                        --------    --------  --------   --------    --------
                        Total from investment operations.............        .26        1.71      1.74        .95        2.57
                                                                        --------    --------  --------   --------    --------
                        Less dividends and distributions to Common
                        Stock shareholders:
                         Investment income--net......................       (.42)       (.84)     (.84)      (.82)       (.84)
                         Realized gain on investments--net...........       (.11)         --+       --         --          --
                                                                        --------    --------  --------   --------    --------
                        Total dividends and distributions to
                        Common Stock shareholders....................       (.53)       (.84)     (.84)      (.82)       (.84)
                                                                        --------    --------  --------   --------    --------
                        Capital charge resulting from issuance of
                        Common Stock ................................         --        (.01)     (.02)        --          --
                                                                        --------    --------  --------   --------    --------
                        Effect of Preferred Stock activity:++
                          Dividends and distributions to Preferred
                          Stock shareholders:
                            Investment income--net...................       (.08)       (.22)     (.23)      (.23)       (.23)
                            Realized gain on investments--net........       (.03)         --+       --         --          --
                                                                        --------    --------  --------   --------    --------
                        Total effect of Preferred Stock activity.....       (.11)       (.22)     (.23)      (.23)       (.23)
                                                                        --------    --------  --------   --------    --------
                        Net asset value, end of period...............   $  15.44    $  15.82  $  15.18   $  14.53    $  14.63
                                                                        ========    ========  ========   ========    ========
                        Market price per share, end of period........   $15.3125    $15.4375  $  14.25   $ 13.375    $  13.25
                                                                        ========    ========  ========   ========    ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on market price per share..............       2.63%#     14.60%    13.15%      7.28%      28.61%
Return:**                                                               ========    ========  ========   ========    ========
                        Based on net asset value per share...........        .98%#     10.24%    10.95%      5.55%      18.96%
                                                                        ========    ========  ========   ========    ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses.....................................        .65%*        .64%      .68%       .71%       .74%
Net Assets:***                                                          ========     ========  ========   ========   ========
                        Investment income--net.......................       4.61%*       4.81%     5.04%      5.00%      5.27%
                                                                        ========     ========  ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, net of Preferred Stock, end of
Data:                   period (in thousands)........................   $411,790     $420,658  $321,752   $161,472   $162,655
                                                                        ========     ========  ========   ========   ========
                        Preferred Stock outstanding, end of period
                        (in thousands)...............................   $174,000     $174,000  $144,000   $ 70,000   $ 70,000
                                                                        ========     ========  ========   ========   ========
                        Portfolio turnover...........................      43.55%      136.43%   121.49%    118.28%    110.76%
                                                                        ========     ========  ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------
Leverage:               Asset coverage per $1,000...................    $  3,367     $  3,418  $  3,234   $  3,307   $  3,324
                                                                        ========     ========  ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share     Series A--Investment income--net.............   $    313     $    849  $    865   $    913   $    910
On Preferred Stock                                                      ========     ========  ========   ========   ========
Outstanding:            Series B--Investment income--net.............   $    312     $    825  $    643         --         --
                                                                        ========     ========  ========   ========   ========
                        Series C--Investment income--net.............   $    335     $    785  $    667         --         --
                                                                        ========     ========  ========   ========   ========
                        Series D--Investment income--net.............   $    296     $    628        --         --         --
                                                                        ========     ========  ========   ========   ========
------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Amount is less than $.01 per share.
      ++    The Fund's Preferred Stock was issued on September 16, 1992 (Series
            A), January 27, 1997 (Series B and Series C) and February 9, 1998
            (Series D).
      #     Aggregate total investment return.

            See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is sub sequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $245,808,461 and $259,873,073, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                             Realized       Unrealized
                                               Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ...............      $ 5,978,844      $25,327,972
                                           -----------      -----------
Total................................      $ 5,978,844      $25,327,972
                                           ===========      ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $25,327,972, of which $26,755,159 related to appreciated securities and $1,427,187 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $551,168,935.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 increased by 76,695 as a result of dividend reinvestment and during the year ended October 31, 1998 increased by 5,397,154 pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.40%; Series B, 3.50%; Series C, 3.07%; and Series D, 3.00%.

Shares issued and outstanding during the six months ended April 30, 1999 remained constant and during the year ended October 31, 1998 increased by 1,200 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $95,069 as commissions.

5. Acquisition of Taurus MuniNew York Holdings, Inc.:

On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniNew York Holdings, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,782,117 Common Stock shares and 1,200 AMPS shares of Taurus MuniNew York Holdings, Inc. for 5,397,154 Common Stock shares and 1,200 AMPS shares of the Fund. Taurus MuniNew York Holdings, Inc.'s net assets on that date of $113,898,593, including $9,119,231 of unrealized appreciation and $458,687 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $587,371,200.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068090 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

MuniYield New York Insured Fund II, Inc.                          April 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any partic ular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any partic ular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICER AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield New York Insured Fund II, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a pro spectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16350--4/99


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